                                                                    Exhibit 99.1



      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                  PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Jimmy S.M. Lee, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Integrated Silicon Solution, Inc. on Form 10-Q for the quarterly period ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Report on Form 10Q fairly presents in all material respects the financial condition and results of operations of Integrated Silicon Solution Inc.


                           By: /s/ Jimmy S.M. Lee
                               -------------------------------------------------
                               Jimmy S.M. Lee
                               Chairman of the Board and Chief Executive Officer February 14, 2003




I, Gary L. Fischer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Integrated Silicon Solution, Inc. on Form 10-Q for the quarterly period ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Report on Form 10Q fairly presents in all material respects the financial condition and results of operations of Integrated Silicon Solution Inc.


                           By: /s/ Gary L. Fischer
                               -------------------------------------------------
                               Gary L. Fischer
                               President, Chief Operating Officer and
                               Chief Financial Officer
                               February 14, 2003